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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                         Date of Report: April 27, 1998


                          AirTouch Communications, Inc.


    Delaware                        1-12342                      94-3213132
(State or other                 (Commission File               (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


             One California Street, San Francisco, California 94111
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:       (415) 658-2000


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Item 5. Other Events.

        AirTouch Communications, Inc. ("AirTouch") announced first quarter earnings on Thursday, April 23, 1998 as described in the press release attached as Exhibit 99.1.


Item 7. Financial Statements and Exhibits

(c)  Exhibits.

Exhibit 12.1   Statement re: Computation of Ratios

Exhibit 99.1 Press Release dated April 23, 1998.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AIRTOUCH COMMUNICATIONS, INC.



                                    By: /s/ MOHAN S. GYANI
                                        ----------------------------------------
                                            Mohan S. Gyani
                                            Executive Vice President and
                                            Chief Financial Officer


Date:    April 27, 1998


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Exhibits Index


Exhibit 12.1   Statement re: Computation of Ratios

Exhibit 99.1 Press Release dated April 23, 1998.


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